UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2008

Rancher Energy Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999-18th Street, Suite 3400, Denver, Colorado 80202
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (303) 629-1125

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosures

On September 25, 2008, the Company issued a press release entitled “Rancher Energy Corp. Updates Investors on Letter of Intent with Prospective Development Partners,” regarding the Company’s April 2008 letter of intent signed with two prospective development partners relating to the Company’s three fields in the Powder River Basin. The text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

Exhibit Number

Exhibit 99.1	Press release dated September 25, 2008 of Rancher Energy Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCHER ENERGY CORP.

Signature:	/s/ John Works
Name:	John Works
Title:	President and Chief Executive Officer

Dated: September 25, 2008